Exhibit 99.1

Supplemental Non-GAAP Financial Measures

ADTRAN Holdings, Inc. (the “Company”) is providing the following tables to present certain non-GAAP information for the reporting periods covered in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024 (the “Amended Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “First Quarter 2025 Form 10-Q”), each filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 20, 2025.

As previously reported, the Company filed the Amended Form 10-K in order to, among other items, restate the Company’s (i) audited consolidated financial statements as of and for the years ended December 31, 2024 (“Fiscal 2024”) and December 31, 2023 (“Fiscal 2023”) and (ii) unaudited condensed consolidated financial information as of and for the interim periods ended March 31, 2024, June 30, 2024 and September 30, 2024 (the “2024 Interim Periods”, collectively with Fiscal 2024 and Fiscal 2023, the “Affected Periods”). The First Quarter 2025 Form 10-Q also presented financial information for the quarter ended March 31, 2025 (“Q1 2025”) that superseded the preliminary financial information set forth in the Company’s press release dated May 7, 2025 and accompanying investor presentation that were attached as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K furnished to the SEC on May 8, 2025.

In addition to results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) presented in the Amended Form 10-K and the First Quarter 2025 Form 10-Q, the Company is providing this Supplement in order to present corrected non-GAAP measures and reconciliation tables for (i) non-GAAP gross profit, (ii) non-GAAP gross margin, (iii) non-GAAP operating expenses, (iv) non-GAAP operating income (loss), (v) non-GAAP operating margin, (vi) non-GAAP other expense, (vii) non-GAAP net income (loss) inclusive of the non-controlling interest, (viii) non-GAAP net income attributable to the non-controlling interest, (ix) non-GAAP net income (loss) attributable to the Company, (x) non-GAAP net earnings (loss) per share - basic and diluted, attributable to the Company, and (xi) free cash flow for each of the Affected Periods.

Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating loss, operating margin, other expense, net loss inclusive of the non-controlling interest, net income attributable to the non-controlling interest, net loss attributable to the Company, and loss per share - basic and diluted, attributable to the Company, and net cash provided by operating activities, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP other expense, non-GAAP net income (loss) inclusive of the non-controlling interest, non-GAAP net income attributable to the non-controlling interest, non-GAAP net income (loss) attributable to the Company, non-GAAP net earnings (loss) per share - basic and diluted, attributable to the Company, and free cash flow, respectively. Such non-GAAP measures exclude acquisition-related expenses, amortization and adjustments (consisting of intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, as well as legal and advisory fees related to a previously contemplated significant transaction, stock-based compensation expense, restructuring expenses, integration expenses, deferred compensation adjustments, goodwill impairments, amortization of pension actuarial losses, the tax effect of these adjustments to net loss and purchases of property, plant and equipment. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures, when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of the ongoing operating performance of the Company.

These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies.

The following tables present the reconciliation of gross profit and gross margin to non-GAAP gross profit and non-GAAP gross margin for the three months ended March 31, 2025 and 2024; the three months ended December 31, 2024 and the years ended December 31, 2024 and 2023; the three and six months ended June 30, 2024; and the three and nine months ended September 30, 2024.

Supplemental Information

Reconciliation of Gross Profit and Gross Margin to

Non-GAAP Gross Profit and Non-GAAP Gross Margin

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,	March 31,
	2025	2024
		(Restated)
Total Revenue	$247,744	$226,173

Cost of Revenue	152,568	155,858
Acquisition-related expenses, amortizations and adjustments (1)	(9,831)	(10,177)
Stock-based compensation expense	(267)	(275)
Restructuring expenses (2)	—	(11,247)
Integration expenses (3)	—	(35)
Non-GAAP Cost of Revenue	$142,470	$134,124

Gross Profit	$95,176	$70,315
Non-GAAP Gross Profit	$105,274	$92,049

Gross Margin	38.4%	31.1%
Non-GAAP Gross Margin	42.5%	40.7%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets overtime can have a material impact on the equivalent GAAP earnings measure.

(2) Includes expenses for a Business Efficiency Program designed to optimize the assets and business processes following the business combination with Adtran Networks. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks which was completed as of December 31, 2024.

Supplemental Information

Reconciliation of Gross Profit and Gross Margin to

Non-GAAP Gross Profit and Non-GAAP Gross Margin

(Unaudited)

(In thousands)

	Three Months Ended	Year Ended
	December 31,	December 31,	December 31,
	2024	2024	2023
	(Restated)
Total Revenue	$242,852	$922,720	$1,149,100

Cost of Revenue	153,296	598,556	817,973
Acquisition-related expenses, amortization and adjustments(1)	(9,980)	(40,497)	(89,602)
Stock-based compensation expense	(317)	(1,142)	(1,294)
Restructuring expenses(2)	(538)	(14,580)	(27,223)
Integration expenses(3)	123	19	(115)
Non-GAAP Cost of Revenue	$142,584	$542,356	$699,739

Gross Profit	$89,556	$324,164	$331,127
Non-GAAP Gross Profit	$100,268	$380,364	$449,361

Gross Margin	36.9%	35.1%	28.8%
Non-GAAP Gross Margin	41.3%	41.2%	39.1%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. These expenses include inventory write down and other charges of $8.6 million and other expenses of $0.6 million for the twelve months ended December 31, 2024, incurred as a result of a strategy shift which included discontinuance of certain product lines in connection with the Business Efficiency Program. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. These expenses include restructuring wage charges of $5.4 million for the twelve months ended December 31, 2024.

(3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE.

Supplemental Information

Reconciliation of Gross Profit and Gross Margin to

Non-GAAP Gross Profit and Non-GAAP Gross Margin

(Unaudited)

(In thousands)

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2024	2024
	(Restated)	(Restated)
Total Revenue	$225,991	$452,164

Cost of Revenue	144,732	300,590
Acquisition-related expenses, amortizations and adjustments(1)	(10,064)	(20,241)
Stock-based compensation expense	(280)	(555)
Restructuring expenses(2)	(2,788)	(14,035)
Integration expenses(3)	(35)	(70)
Non-GAAP Cost of Revenue	$131,565	$265,689

Gross Profit	$81,259	$151,574
Non-GAAP Gross Profit	$94,426	$186,475

Gross Margin	36.0%	33.5%
Non-GAAP Gross Margin	41.8%	41.2%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. These expenses include inventory write down and other charges of $8.9 million for the six months ended June 30, 2024, incurred as a result of a strategy shift which included discontinuance of certain product lines in connection with the Business Efficiency Program. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and is expected to be substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany. These expenses include restructuring wage charges of $2.3 million for the three and six months ended June 30, 2024, respectively. The closure of the facility occurred in December 2024. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. Includes fees incurred for the expansion of internal controls at Adtran Networks SE and the implementation of the DPTLA. The one-time integration bonus program was completed as of December 31, 2024.

Supplemental Information

Reconciliation of Gross Profit and Gross Margin to

Non-GAAP Gross Profit and Non-GAAP Gross Margin

(Unaudited)

(In thousands)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2024	2024
	(Restated)	(Restated)
Total Revenue	$227,704	$679,868

Cost of Revenue	144,670	445,260
Acquisition-related expenses, amortizations and adjustments(1)	(10,276)	(30,517)
Stock-based compensation expense	(270)	(825)
Restructuring expenses(2)	(7)	(14,042)
Integration expenses(3)	(34)	(104)
Non-GAAP Cost of Revenue	$134,083	$399,772

Gross Profit	$83,034	$234,608
Non-GAAP Gross Profit	$93,621	$280,096

Gross Margin	36.5%	34.5%
Non-GAAP Gross Margin	41.1%	41.2%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks. These expenses include inventory write down and other charges of $8.6 million for the nine months ended September 30, 2024, incurred as a result of a strategy shift which included discontinuance of certain product lines in connection with the Business Efficiency Program. The restructuring program commenced upon the closing of the business combination with Adtran Networks and is expected to be substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany. These expenses include restructuring wage charges of $4.9 million for the nine months ended September 30, 2024. The closure of the facility occurred in December 2024. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks which was completed as of December 31, 2024.

The following tables present the reconciliation of operating expenses to non-GAAP operating expenses for the three months ended March 31, 2025 and 2024; the three months ended December 31, 2024 and the years ended December 31, 2024 and 2023; the three and six months ended June 30, 2024; and the three and nine months ended September 30, 2024.

Supplemental Information

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,		March 31,
	2025		2024
			(Restated)
Operating Expenses	$99,144		$416,559
Acquisition-related expenses, amortizations and adjustments (1)	(2,249)	(2)	(4,881)	(7)
Stock-based compensation expense	(2,943)	(3)	(3,442)	(8)
Restructuring expenses	—	(4)	(5,862)	(9)
Integration expenses	—	(5)	(480)	(10)
Deferred compensation adjustments (6)	1,547		(1,940)
Goodwill impairment	—		(297,353)	(11)
Non-GAAP Operating Expenses	$95,499		$102,601

(1) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are non-cash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(2) Includes $2.2 million of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations.

(3) $2.0 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss.

(4) Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(5) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks and which was completed as of December 31, 2024.

(6) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for certain employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

(7) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $4.4 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss.

(8) $2.5 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of loss.

(9) $1.8 million is included in selling, general and administrative expenses and $4.1 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses for a Business Efficiency Program designed to optimize the assets and business processes following the business combination with Adtran Networks. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(10) $0.5 million is included in selling, general and administrative expenses and $0.02 million is included in research and development expenses on the condensed consolidated statements of loss. Includes legal and advisory fees totaling $0.1 million related primarily to the DPLTA proceedings that are recorded in selling, general and administrative expenses. Includes expenses totaling $0.4 million related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks of which $0.4 million are included in selling, general and administrative expenses and $0.02 million are included in research and development expenses. The transformation bonus expense of $0.4 million includes $0.2 million of stock compensation expense.

(11) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company's market capitalization, cautious service provider spending due to economic uncertainty and continued elevated customer inventory adjustments.

Supplemental Information

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses

(Unaudited)

(In thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,		December 31,
	2024		2024		2023
	(Restated)
Operating Expenses	$106,327		$751,729		$554,795
Acquisition-related expenses, amortizations and adjustments (1)	(5,294)	(2)	(22,462)	(7)	(17,666)	(12)
Stock-based compensation expense	(2,853)	(3)	(12,810)	(8)	(14,325)	(13)
Restructuring expenses	(3,567)	(4)	(30,101)	(9)	(19,331)	(14)
Integration expenses	(586)	(5)	(1,930)	(10)	(4,825)	(15)
Deferred compensation adjustments (6)	451		(3,808)		390
Goodwill impairment	—		(297,353)	(11)	(37,874)	(16)
Non-GAAP Operating Expenses	$94,478		$383,265		$461,164

(1) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(2) Includes $4.3 million of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $1.0 million of legal and advisory fees related to a potential strategic transaction which are included in selling, general and administrative expenses on the condensed consolidated statements of loss.

(3) $1.9 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of loss.

(4) $1.2 million is included in selling, general and administrative expenses and $2.4 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(5) $0.6 million is included in selling, general and administrative expenses and less than $0.1 million is included in research and development expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE which was completed as of December 31, 2024.

(6) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

(7) Includes $17.6 million of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $4.9 million of legal and advisory fees related to a potential strategic transaction which are included in selling, general and administrative expenses on the condensed consolidated statements of loss.

(8) $9.0 million is included in selling, general and administrative expenses and $3.8 million is included in research and development expenses on the condensed consolidated statements of loss.

(9) $9.1 million is included in selling, general and administrative expenses and $21.0 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(10) $1.8 million is included in selling, general and administrative expenses and $0.1 million is included in research and development expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE.

(11) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company's market capitalization, cautious service provider spending due to economic uncertainty and continued elevated customer inventory adjustments.

(12) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $15.8 million is included in selling, general and administrative expenses and $1.9 million is included in research and development expenses on the condensed consolidated statements of loss.

(13) $10.3 million is included in selling, general and administrative expenses and $4.0 million is included in research and development expenses on the condensed consolidated statements of loss.

(14) $11.6 million is included in selling, general and administrative expenses and $7.7 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(15) $4.8 million is included in selling, general and administrative expenses and $0.1 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses related to the integration bonus program and fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. Additionally, includes legal and advisory fees totaling $1.2 million related to a contemplated capital raise transaction that are recorded in selling, general and administrative expenses.

(16) Includes non-cash goodwill impairment charge related to our Services and Support reporting unit. The impairment primarily resulted from a decrease in projected revenue growth rates and EBITDA margins.

Supplemental Information

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses

(Unaudited)

(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024		2024
	(Restated)		(Restated)
Operating Expenses	$119,716		$536,275
Acquisition-related expenses, amortizations and adjustments	(7,233)	(1)	(12,114)	(6)
Stock-based compensation expense	(3,317)	(2)	(6,759)	(7)
Restructuring expenses	(14,742)	(3)	(20,604)	(8)
Integration expenses	(531)	(4)	(1,011)	(9)
Deferred compensation adjustments (5)	(848)		(2,788)
Goodwill impairment	—		(297,353)	(10)
Non-GAAP Operating Expenses	$93,045		$195,646

(1) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure. Includes $3.9M of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $2.8 million of legal and advisory fees related to a potential strategic transaction which are both included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss.

(2) $2.4 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss.

(3) $3.5 million is included in selling, general and administrative expenses and $11.3 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $13.5 million of wage related and other charges due to the Greifswald facility closure of which $2.6 million is included in selling, general and administrative and $10.9 million is included in research and development expenses on the condensed consolidated statements of loss. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(4) $0.5 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE which was completed as of December 31, 2024.

(5) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

(6) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $11.2 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss.

(7) $4.9 million is included in selling, general and administrative expenses and $1.9 million is included in research and development expenses on the condensed consolidated statements of loss.

(8) $5.3 million is included in selling, general and administrative expenses and $15.3 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $13.5 million of wage related and other charges due to the Greifswald facility closure of which $2.6 million is included in selling, general and administrative and $10.9 million is included in research and development expenses on the condensed consolidated statements of loss. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(9) $1.0 million is included in selling, general and administrative expenses and less than $0.1 million is included in research and development expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE which was completed as of December 31, 2024..

(10) Includes non-cash goodwill impairment charge related to our Services and Support reporting unit. The impairment primarily resulted from a decrease in projected revenue growth rates and EBITDA margins.

Supplemental Information

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses

(Unaudited)

(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024		2024
	(Restated)		(Restated)
Operating Expenses	$109,127		$645,402
Acquisition-related expenses, amortizations and adjustments	(5,054)	(1)	(17,168)	(6)
Stock-based compensation expense	(3,198)	(2)	(9,957)	(7)
Restructuring expenses	(5,930)	(3)	(26,534)	(8)
Integration expenses	(333)	(4)	(1,344)	(9)
Deferred compensation adjustments (5)	(1,471)		(4,259)
Goodwill impairment	—		(297,353)	(10)
Non-GAAP Operating Expenses	$93,141		$288,787

(1) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure. Includes $4.0 million of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $0.6 million of legal and advisory fees related to a potential strategic transaction which are both included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss.

(2) $2.2 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss.

(3) $2.7 million is included in selling, general and administrative expenses and $3.2 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $3.2 million of wage related and other charges due to the Greifswald facility closure of which $0.8 million is included in selling, general and administrative and $2.4 million is included in research and development expenses on the condensed consolidated statements of loss. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(4) $0.3 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks, which was completed as of December 31, 2024.

(5) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

(6) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $15.8 million is included in selling, general and administrative expenses and $1.4 million is included in research and development expenses on the condensed consolidated statements of loss.

(7) $7.1 million is included in selling, general and administrative expenses and $2.8 million is included in research and development expenses on the condensed consolidated statements of loss.

(8) $8.0 million is included in selling, general and administrative expenses and $18.6 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $16.5 million of wage related and other charges due to the Greifswald facility closure of which $3.2 million is included in selling, general and administrative and $13.3 million is included in research and development expenses on the condensed consolidated statements of loss. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(9) $1.3 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. Additionally, includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks of which $0.7 million is stock compensation expense for the program.

(10) Includes non-cash goodwill impairment charge related to our Services and Support reporting unit. The impairment primarily resulted from a decrease in projected revenue growth rates and EBITDA margins.

The following tables present the reconciliation of operating loss and operating margin to non-GAAP operating loss and non-GAAP operating income (loss) for the three months ended March 31, 2025 and 2024; the three months ended December 31, 2024 and the years ended December 31, 2024 and 2023; the three and six months ended June 30, 2024; and the three and nine months ended September 30, 2024.

Supplemental Information

Reconciliation of Operating Loss and Operating Margin to Non-GAAP Operating Income (Loss)

and Non-GAAP Operating Margin

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,	March 31,
	2025	2024
		(Restated)
Total Revenue	$247,744	$226,173

Operating Loss	$(3,968)	$(346,244)
Acquisition related expenses, amortizations and adjustments (1)	12,080	15,058
Stock-based compensation expense	3,210	3,717
Restructuring expenses (2)	—	17,110
Integration expenses (3)	—	514
Deferred compensation adjustments (4)	(1,547)	1,940
Goodwill impairment (5)	—	297,353
Non-GAAP Operating Income (Loss)	$9,775	$(10,552)

Operating Margin	-1.6%	-153.1%
Non-GAAP Operating Margin	3.9%	-4.7%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are non-cash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets overtime can have a material impact on the equivalent GAAP earnings measure.

(2) Includes expenses for a Business Efficiency Program designed to optimize the assets and business processes following the business combination with Adtran Networks. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks, which was completed as of December 31, 2024.

(4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for certain employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

(5) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company's market capitalization, cautious service provider spending due to economic uncertainty and continued elevated customer inventory adjustments.

Supplemental Information

Reconciliation of Operating Loss and Operating Margin to Non-GAAP Operating Income (Loss)

and Non-GAAP Operating Margin

(Unaudited)

(In thousands)

	Three Months Ended	Year Ended
	December 31,	December 31,		December 31,
	2024	2024		2023
	(Restated)
Total Revenue	$242,852	$922,720		$1,149,100

Operating Loss	$(16,771)	$(427,565)		$(223,668)
Acquisition related expenses, amortizations and adjustments(1)	15,274	62,959		107,267
Stock-based compensation expense	3,169	13,951		15,619
Restructuring expenses(2)	4,105	44,681		46,554
Integration expenses(3)	464	1,911		4,941
Deferred compensation adjustments(4)	(451)	3,808		(390)
Goodwill impairment	—	297,353	(5)	37,874	(6)
Non-GAAP Operating Income (Loss)	$5,790	$(2,902)		$(11,803)

Operating Margin	-6.9%	-46.3%		-19.5%
Non-GAAP Operating Margin	2.4%	-0.3%		-1.0%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks SE, which was completed as of December 31, 2024 . Includes fees incurred for the expansion of internal controls at Adtran Networks SE and the implementation of the DPTLA.

(4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

(5) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company's market capitalization, cautious service provider spending due to economic uncertainty and continued elevated customer inventory adjustments.

(6) Non-cash goodwill impairment charge related to our Services and Support reporting unit. The impairment primarily resulted from a decrease in projected revenue growth rates and EBITDA margins.

Supplemental Information

Reconciliation of Operating Loss and Operating Margin to Non-GAAP Operating Income (Loss)

and Non-GAAP Operating Margin

(Unaudited)

(In thousands)

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2024	2024
	(Restated)	(Restated)
Total Revenue	$225,991	$452,164

Operating Loss	$(38,457)	$(384,701)
Acquisition related expenses, amortizations and adjustments (1)	17,297	32,355
Stock-based compensation expense	3,597	7,314
Restructuring expenses (2)	17,530	34,640
Integration expenses (3)	566	1,080
Deferred compensation adjustments (4)	848	2,788
Goodwill impairment (5)	—	297,353
Non-GAAP Operating Income (Loss)	$1,381	$(9,171)

Operating Margin	-17.0%	-85.1%
Non-GAAP Operating Margin	0.6%	-2.0%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks SE, which was completed as of December 31, 2024. Includes fees incurred for the expansion of internal controls at Adtran Networks SE and the implementation of the DPTLA.

(4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

(5) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company’s market capitalization, cautious service provider spending due to economic uncertainty and continued customer inventory adjustments.

Supplemental Information

Reconciliation of Operating Loss and Operating Margin to Non-GAAP Operating Income (Loss)

and Non-GAAP Operating Margin

(Unaudited)

(In thousands)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2024	2024
	(Restated)	(Restated)
Total Revenue	$227,704	$679,868

Operating Loss	$(26,093)	$(410,794)
Acquisition related expenses, amortizations and adjustments (1)	15,330	47,685
Stock-based compensation expense	3,468	10,782
Restructuring expenses (2)	5,936	40,576
Integration expenses (3)	367	1,447
Deferred compensation adjustments (4)	1,471	4,259
Goodwill impairment (5)	—	297,353
Non-GAAP Operating Income (Loss)	$479	$(8,692)

Operating Margin	-11.5%	-60.4%
Non-GAAP Operating Margin	0.2%	-1.3%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. These expenses include inventory write down and other charges incurred as a result of a strategic shift in certain product lines in connection with the restructuring program.The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks, which was completed as of December 31, 2024. Includes fees incurred for the expansion of internal controls at Adtran Networks and the implementation of the DPTLA.

(4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss.

(5) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company’s market capitalization, cautious service provider spending due to economic uncertainty and continued customer inventory adjustments.

The following tables present the reconciliation of other expense to non-GAAP other expense for the three months ended March 31, 2025 and 2024; the three months ended December 31, 2024 and the years ended December 31, 2024 and 2023; the three and six months ended June 30, 2024; and the three and nine months ended September 30, 2024.

Supplemental Information

Reconciliation of Other Expense to Non-GAAP Other Expense

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,	March 31,
	2025	2024
		(Restated)
Interest and dividend income	$126	$397
Interest expense	(4,761)	(4,598)
Net investment (loss) gain	(1,686)	2,253
Other income, net	944	1,310
Total Other Expense	$(5,377)	$(638)
Deferred compensation adjustments (1)	1,649	(2,439)
Pension expense (2)	11	7
Non-GAAP Other Expense	$(3,717)	$(3,070)

(1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees.

(2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Supplemental Information

Reconciliation of Other Expense to Non-GAAP Other Expense

(Unaudited)

(In thousands)

	Three Months Ended	Year Ended
	December 31,	December 31,	December 31,
	2024	2024	2023
	(Restated)
Interest and dividend income	$1,631	$3,058	$2,340
Interest expense	(4,870)	(22,053)	(16,299)
Net investment (loss) gain	(920)	3,587	2,754
Other income, net	687	246	1,266
Total Other Expense	$(3,472)	$(15,162)	$(9,939)
Deferred compensation adjustments (1)	1,090	(3,539)	(2,977)
Pension expense (2)	7	28	26
Non-GAAP Other Expense	$(2,375)	$(18,673)	$(12,890)

(1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees.

(2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Supplemental Information

Reconciliation of Other Expense to Non-GAAP Other Expense

(Unaudited)

(In thousands)

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2024	2024
	(Restated)	(Restated)
Interest and dividend income	$366	$763
Interest expense	(6,906)	(11,504)
Net investment gain	872	3,125
Other income, net	(901)	409
Total Other Expense	$(6,569)	$(7,207)
Deferred compensation adjustments (1)	(896)	(3,335)
Pension expense (2)	7	14
Non-GAAP Other Expense	$(7,458)	$(10,528)

(1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees.

(2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Supplemental Information

Reconciliation of Other Expense to Non-GAAP Other Expense

(Unaudited)

(In thousands)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2024	2024
	(Restated)	(Restated)
Interest and dividend income	$664	$1,427
Interest expense	(5,679)	(17,183)
Net investment gain	1,382	4,507
Other income, net	(850)	(441)
Total Other Expense	$(4,483)	$(11,690)
Deferred compensation adjustments (1)	(1,294)	(4,629)
Pension expense (2)	7	21
Non-GAAP Other Expense	$(5,770)	$(16,298)

(1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees.

(2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

The following tables present the reconciliation of net loss inclusive of non-controlling interest, net loss attributable to ADTRAN Holdings, Inc., loss per common share attributable to ADTRAN Holdings, Inc., basic and diluted, to non-GAAP net income (loss) inclusive of non-controlling interest, non-GAAP net income (loss) attributable to ADTRAN Holdings, Inc., and non-GAAP earnings (loss) per common share attributable to ADTRAN Holdings, Inc., basic and diluted, respectively, for the three months ended March 31, 2025 and 2024; the three months ended December 31, 2024 and the years ended December 31, 2024 and 2023; the three and six months ended June 30, 2024; and the three and nine months ended September 30, 2024.

Supplemental Information

Reconciliation of Net Loss inclusive of Non-Controlling Interest to

Non-GAAP Net Income (Loss) inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to ADTRAN Holdings, Inc. and

Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Non-GAAP Net Income (Loss) attributable to ADTRAN Holdings, Inc. and

Non-GAAP Earnings (Loss) per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended
	March 31,	March 31,
	2025	2024
		(Restated)
Net Loss attributable to ADTRAN Holdings, Inc. common shareholders	$(11,270)	$(330,765)
Effect of redemption of RNCI (1)	3	—
Net Loss attributable to ADTRAN Holdings, Inc.	$(11,267)	$(330,765)
Net Income attributable to non-controlling interest (2)	2,319	2,530
Net Loss inclusive of non-controlling interest	$(8,948)	$(328,235)
Acquisition related expenses, amortizations and adjustments (3)	12,080	15,058
Stock-based compensation expense	3,210	3,717
Deferred compensation adjustments (4)	102	(499)
Pension adjustments (5)	11	7
Restructuring expenses (6)	—	17,110
Integration expenses (7)	—	514
Goodwill impairment	—	297,353
Tax effect of adjustments to net loss (8)	(1,980)	(18,526)
Non-GAAP Net Income (Loss) inclusive of non-controlling interest	$4,475	$(13,501)
Net Income attributable to non-controlling interest (2)	2,319	2,530
Non-GAAP Net Income (Loss) attributable to ADTRAN Holdings, Inc.	$2,156	$(16,031)
Effect of redemption of RNCI (1)	(3)	-
Non-GAAP Net Income (Loss) attributable to ADTRAN Holdings, Inc. common shareholders	$2,153	$(16,031)

Weighted average shares outstanding – basic	79,534	78,814
Weighted average shares outstanding – diluted	79,534	78,814

Loss per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.14)	$(4.20)
Loss per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.14)	$(4.20)

Non-GAAP Earnings (Loss) per common share attributable to ADTRAN – basic	$0.03	$(0.20)
Non-GAAP Earnings (Loss) per common share attributable to ADTRAN – diluted	$0.03	$(0.20)

(1) Loss per common share attributable to ADTRAN Holdings, Inc. - basic and diluted - reflects a $3 thousand effect of redemption for the three months ended March 31, 2025.

(2) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

(3) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are non-cash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(4) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.

(5) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

(6) Includes expenses for a Business Efficiency Program designed to optimize the assets and business processes following the business combination with Adtran Networks. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(7) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks. Includes fees incurred for the expansion of internal controls at Adtran Networks and the implementation of the DPTLA which was completed as of December 31, 2024.

(8) Represents the tax effect of non-GAAP adjustments. Beginning in the period ended September 30, 2024, the Company changed its method of calculating non-GAAP income taxes by applying blended statutory tax rates to non-GAAP income and losses before income taxes in order to include current and deferred income tax expenses that are commensurate with the non-GAAP measure of profitability. The blended statutory tax rate is calculated using 0%, resulting in no tax benefits net of impact of valuation allowance, for the loss jurisdiction’s non-GAAP losses before income taxes, 24% for the loss jurisdiction's non-GAAP income before income taxes and 30% for all remaining jurisdictions’ non-GAAP income before income taxes. Prior periods have been adjusted to reflect the application of blended statutory tax rates, net of impact of valuation allowance, to non-GAAP losses before income taxes as opposed to the previous application of blended statutory and effective tax rates to separate non-GAAP adjustments. We previously reported the tax effect of the adjustment to non-GAAP net loss under the prior method of $5.6 million for the three months ended March 31, 2024.

Supplemental Information

Reconciliation of Net Loss inclusive of Non-Controlling Interest to

Non-GAAP Net Income (Loss) inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Income attributable to Non-Controlling Interest to

Non-GAAP Net Income attributable to Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to ADTRAN Holdings, Inc. and

Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Non-GAAP Net Income (Loss) attributable to ADTRAN Holdings, Inc. and

Non-GAAP Earnings (Loss) per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended	Year Ended
	December 31,	December 31,	December 31,
	2024	2024	2023
	(Restated)
Net Loss attributable to ADTRAN Holdings, Inc. common shareholders	$(46,106)	$(456,910)	$(268,852)
Effect of redemption of RNCI (1)	(5)	(2,981)	—
Net Loss attributable to ADTRAN Holdings, Inc.	$(46,111)	$(459,891)	$(268,852)
Net Income attributable to non-controlling interest (2)	2,407	9,824	6,946
Net Loss inclusive of non-controlling interest	$(43,704)	$(450,067)	$(261,906)
Acquisition related expenses, amortization and adjustments (3)	15,274	62,959	107,267
Stock-based compensation expense	3,169	13,951	15,619
Deferred compensation adjustments(4)	639	269	(3,368)
Pension adjustments(5)	7	28	26
Restructuring expenses(6)	4,105	44,681	46,554
Integration expenses(7)	464	1,911	4,941
Goodwill impairment	—	297,353	37,874
Tax effect of adjustments to net loss(8)	20,675	2,709	12,822
Non-GAAP Net Loss inclusive of non-controlling interest	$629	$(26,206)	$(40,171)
Net Income attributable to non-controlling interest (2)	2,407	9,824	8,475
Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc.	$(1,778)	$(36,030)	$(48,646)
Effect of redemption of RNCI (1)	5	2,981	-
Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc. common shareholders	$(1,773)	$(33,049)	$(48,646)

GAAP Net Income attributable to non-controlling interest (2)	$2,407	$9,824	$6,946
Acquisition related expenses, amortizations and adjustments(3)	—	—	1,457
Restructuring expenses(6)	—	—	29
Integration expenses(7)	—	—	6
Stock-based compensation expense	—	—	37
Pension adjustments(5)	—	—	—
Non-GAAP Net Income attributable to non-controlling interest (2)	$2,407	$9,824	$8,475

Weighted average shares outstanding – basic	79,091	78,928	78,416
Weighted average shares outstanding – diluted	79,091	78,928	78,416

Loss per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.58)	$(5.79)	$(3.43)
Loss per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.58)	$(5.79)	$(3.43)

Non-GAAP Loss per common share attributable to ADTRAN – basic	$(0.02)	$(0.42)	$(0.62)
Non-GAAP Loss per common share attributable to ADTRAN – diluted	$(0.02)	$(0.42)	$(0.62)

(1) Loss per common share attributable to ADTRAN Holdings, Inc. - basic and diluted - reflects a $5 thousand effect of redemption for the three months ended December 31, 2024 and $3.0 million effect of redemption for the year ended December 31, 2024.

(2) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

(3) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

(4) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.

(5) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

(6) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. Other than the Company's aim of selling its headquarters, the Business Efficiency Program was completed as of December 31, 2024.

(7) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE which was completed as of December 31, 2024.

(8) Represents the tax effect of non-GAAP adjustments. Beginning in the period ended September 30, 2024, the Company changed its method of calculating non-GAAP income taxes by applying blended statutory tax rates to non-GAAP losses before income taxes in order to include current and deferred income tax expenses that are commensurate with the non-GAAP measure of profitability. The blended statutory tax rate is calculated using 0%, resulting in no tax benefits net of impact of valuation allowance, for the loss jurisdiction’s non-GAAP losses before income taxes and 30% for all remaining jurisdictions’ non-GAAP income before income taxes. Prior periods have been adjusted to reflect the application of blended statutory tax rates, net of impact of valuation allowance, to non-GAAP losses before income taxes as opposed to the previous application of blended statutory and effective tax rates to separate non-GAAP adjustments. We previously reported the tax effect of the adjustment to non-GAAP net loss under the prior method of $8.7 million and $57.8 million for the three and twelve months ended December 31, 2023.

Supplemental Information

Reconciliation of Net Loss inclusive of Non-Controlling Interest to

Non-GAAP Net (Loss) Income inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to ADTRAN Holdings, Inc. and

Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc. and

Non-GAAP Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2024	2024
	(Restated)	(Restated)
Net Loss attributable to ADTRAN Holdings, Inc. common shareholders	$(49,667)	$(380,432)
Effect of redemption of RNCI	—	—
Net Loss attributable to ADTRAN Holdings, Inc.	$(49,667)	$(380,432)
Net Income attributable to non-controlling interest (1)	2,505	5,035
Net Loss inclusive of non-controlling interest	$(47,162)	$(375,397)
Acquisition related expenses, amortizations and adjustments	17,297	32,355
Stock-based compensation expense	3,597	7,314
Deferred compensation adjustments (2)	(48)	(547)
Pension adjustments (3)	7	14
Restructuring expenses	17,530	34,640
Integration expenses	566	1,080
Goodwill impairment	—	297,353
Tax effect of adjustments to net loss (4)	780	(17,746)
Non-GAAP Net Loss inclusive of non-controlling interest	$(7,433)	$(20,934)
Net Income attributable to non-controlling interest (1)	2,505	5,035
Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc.	$(9,938)	$(25,969)
Effect of redemption of RNCI	—	—
Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc. common shareholders	$(9,938)	$(25,969)

Weighted average shares outstanding – basic	78,852	78,803
Weighted average shares outstanding – diluted	78,852	78,803

Loss per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.63)	$(4.83)
Loss per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.63)	$(4.83)

Non-GAAP Loss per common share attributable to ADTRAN – basic	$(0.13)	$(0.33)
Non-GAAP Loss per common share attributable to ADTRAN – diluted	$(0.13)	$(0.33)

(1) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

(2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.

(3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

(4) Represents the tax effect of non-GAAP adjustments. Beginning in the period ending September 30, 2024, the Company changed its method of calculating non-GAAP income taxes by applying blended statutory tax rates to non-GAAP losses before income taxes in order to include current and deferred income tax expenses that are commensurate with the non-GAAP measure of profitability. The blended statutory tax rate is calculated using 0%, resulting in no tax benefits net of impact of valuation allowance, for the loss jurisdiction’s non-GAAP losses before income taxes and 30% for all remaining jurisdictions’ non-GAAP income before income taxes. Prior periods have been adjusted to reflect the application of blended statutory tax rates, net of impact of valuation allowance, to non-GAAP losses before income taxes as opposed to the previous application of blended statutory and effective tax rates to separate non-GAAP adjustments. We previously reported the tax effect of the adjustment to non-GAAP net loss under the prior method of $7.9 million and $13.5 million for the three and six months ended June 30, 2024, respectively.

Supplemental Information

Reconciliation of Net Loss inclusive of Non-Controlling Interest to

Non-GAAP Net Loss inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to ADTRAN Holdings, Inc. and

Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc. and

Non-GAAP Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2024	2024
	(Restated)	(Restated)
Net Loss attributable to ADTRAN Holdings, Inc. common shareholders	$(30,372)	$(410,804)
Effect of redemption of RNCI (1)	(2,976)	(2,976)
Net Loss attributable to ADTRAN Holdings, Inc.	$(33,348)	$(413,780)
Net Income attributable to non-controlling interest (2)	2,382	7,417
Net Loss inclusive of non-controlling interest	$(30,966)	$(406,363)
Acquisition related expenses, amortizations and adjustments	15,330	47,685
Stock-based compensation expense	3,468	10,782
Deferred compensation adjustments (3)	177	(370)
Pension adjustments (4)	7	21
Restructuring expenses	5,936	40,576
Integration expenses	367	1,447
Goodwill impairment	—	297,353
Tax effect of adjustments to net loss (5)	(220)	(17,966)
Non-GAAP Net Loss inclusive of non-controlling interest	$(5,901)	$(26,835)
Net Income attributable to non-controlling interest (2)	2,382	7,417
Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc.	$(8,283)	$(34,252)
Effect of redemption of RNCI (1)	2,976	2,976
Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc. common shareholders	$(5,307)	$(31,276)

Weighted average shares outstanding – basic	78,952	78,873
Weighted average shares outstanding – diluted	78,952	78,873

Loss per common share attributable to ADTRAN Holdings, Inc. – basic	$(0.38)	$(5.21)
Loss per common share attributable to ADTRAN Holdings, Inc. – diluted	$(0.38)	$(5.21)

Non-GAAP Loss per common share attributable to ADTRAN – basic	$(0.07)	$(0.40)
Non-GAAP Loss per common share attributable to ADTRAN – diluted	$(0.07)	$(0.40)

(1) Loss per common share attributable to ADTRAN Holdings, Inc. - basic and diluted - reflects a $3.0 million effect of redemption for the three and nine months ended September 30, 2024.

(2) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

(3) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.

(4) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

(5) Represents the tax effect of non-GAAP adjustments. Beginning in the period ending September 30, 2024, the Company changed its method of calculating non-GAAP income taxes by applying blended statutory tax rates to non-GAAP losses before income taxes in order to include current and deferred income tax expenses that are commensurate with the non-GAAP measure of profitability. The blended statutory tax rate is calculated using 0%, resulting in no tax benefits net of impact of valuation allowance, for the loss jurisdiction’s non-GAAP losses before income taxes and 30% for all remaining jurisdictions’ non-GAAP income before income taxes. Prior periods have been adjusted to reflect the application of blended statutory tax rates, net of impact of valuation allowance, to non-GAAP losses before income taxes as opposed to the previous application of blended statutory and effective tax rates to separate non-GAAP adjustments.

The following tables present the reconciliation of net cash provided by operating activities to non-GAAP free cash flow for the three months ended March 31, 2025 and 2024; the three months ended December 31, 2024 and the years ended December 31, 2024 and 2023; the three and six months ended June 30, 2024; and the three and nine months ended September 30, 2024.

Supplemental Information

Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow

(Unaudited)

(In thousands)

	Three Months Ended
	March 31,	March 31,
	2025	2024
		(Restated)
Net Cash provided by operating activities	$43,181	$37,925
Purchases of property, plant and equipment and developed technologies (1)	(18,695)	(14,701)
Free cash flow (Non-GAAP)	$24,486	$23,224

(1) Purchases related to capital expenditures and developed technologies.

Supplemental Information

Reconciliation of Net Cash Provided By (Used In) Operating Activities to Free Cash Flow

(Unaudited)

(In thousands)

	Three Months Ended	Year Ended
	December 31,	December 31,	December 31,
	2024	2024	2023
	(Restated)
Net Cash provided by (used in) operating activities	$2,438	$103,571	$(43,015)
Purchases of property, plant and equipment and developed technologies (1)	(14,335)	(65,172)	(45,775)
Free cash flow (Non-GAAP)	$(11,897)	$38,399	$(88,790)

(1) Purchases related to capital expenditures and developed technologies.

Supplemental Information

Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow

(Unaudited)

(In thousands)

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2024	2024
	(Restated)	(Restated)
Net Cash provided by operating activities	$19,884	$57,809
Purchases of property, plant and equipment and developed technologies (1)	(15,994)	(30,696)
Free cash flow (Non-GAAP)	$3,890	$27,113

(1) Purchases related to capital expenditures and developed technologies.

Supplemental Information

Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow

(Unaudited)

(In thousands)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2024	2024
	(Restated)	(Restated)
Net Cash provided by operating activities	$43,324	$101,133
Purchases of property, plant and equipment and developed technologies (1)	(20,141)	(50,837)
Free cash flow (Non-GAAP)	$23,183	$50,296

(1) Purchases related to capital expenditures and developed technologies.